Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Income Trust, on Form N-CSR of the Scudder High Income Trust (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                       /s/Richard T. Hale
                                                       ----------------------
                                                    Richard T. Hale
                                                    Chief Executive Officer
                                                    Scudder High Income Trust

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Income Trust, on Form N-CSR of the Scudder High Income Trust (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                      /s/Charles A. Rizzo
                                                      ----------------------
                                                   Charles A. Rizzo
                                                   Chief Financial Officer
                                                   Scudder High Income Trust